FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2017
FAIR VALUE MEASUREMENTS
Schedule of estimated fair value of financial instruments

	December 31, 2017		December 31, 2016
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In millions)
Cash and cash equivalents	$122	$122	$126	$126
Restricted cash and cash equivalents	230	230	118	118
Financing receivables	36	36	19	19
Vacation ownership mortgages receivable	737	770	730	737
Investments in marketable securities	13	13	14	14
Securitized debt	575	563	430	425
Revolving credit facility(1)	(217)	(220)	(236)	(240)
Senior notes(1)	(345)	(364)	(344)	(361)
(1)

The carrying value of our revolving credit facility and senior notes as of December 31, 2017 include $3 million and $5 million of unamortized debt issuance costs, respectively, and $4 million and $6 million as of December 31, 2016, which are presented as a direct reduction of the corresponding liability.